Securities and Exchange Commission
                             Washington, D.C.  20549



                                    FORM 8-K/A




                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934





        Date of Report (Date of Earliest Event Reported): October 17, 2002




                        Commission File Number:   0-30018



                             MERIDIAN HOLDINGS, INC.
             (Exact name of registrants specified in its charter)




               COLORADO                                 52-2133742

      (State or other jurisdiction of                (I.R.S. Employer
       incorporation or organization)                Identification No.)


                         900 Wilshire Avenue, Suite 500
                          Los Angeles, California 90017
                       (213) 627-8878 Fax: (213) 627-9183



    (Address, Including Zip Code, And Telephone Number, Including Area Code,
                  Of Registrant's Principal Executive Offices)






































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

ITEM  1.  Changes  in  Control  of  Registrant                  Not  Applicable

ITEM  2.  Acquisition  or  Disposition  of  Assets              Not  Applicable

ITEM  3.  Bankruptcy  or  Receivership                          Not  Applicable

ITEM  4.  Changes  in  Registrant's  Certifying  Accountant     Not  Applicable


ITEM  5.  Other  Materially  Important  Events

          Effective October 17, 2002, Meridian Holdings, Inc., InterCare.com, Inc., and Silicon Valley Bank reached a settlement agreement of the entire action, including the registrant's cross complaint, entitled Silicon Valley Bank Corporation .v.
                                       --------------------------------
          Meridian Holdings, Inc., a Colorado Corporation, InterCare.com, Inc., a Nevada Corporation, Los Angeles California, Superior Court Case number BC 259513.

          The salient terms of the settlement include mutual general releases with prejudice by all parties.

          The lawsuit, as well as the cross-complaint, resulted from the earlier acquisition of the asset of Sirius Computerized Technology of Israel, for which Silicon Valley Bank claimed that said asset was pledged as collateral by Sirius et al for a loan in the amount of $450,000. The registrant had earlier abandoned the proposed asset purchase, and filed a lawsuit against Sirius et al as described in the registrant's Quarterly report on form 10-QSB for the quarter ended June 30, 2002

ITEM  6.  Resignation  of  Registrant's  Directors        Not  applicable

ITEM  7.    FINANCIAL  STATEMENTS  AND  EXHIBITS

     (a)    FINANCIAL  STATEMENTS  OF  BUSINESSES  ACQUIRED.
            (None)

     (b)    EXHIBITS.

EXHIBIT  ITEM.     DESCRIPTION
------------     -------------

Exhibit  99.1  -   Notice of Settlement

Exhibit  99.2  -   Form of Press Release



SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     Meridian  Holdings,  Inc.
                                           (Registrant)



Date:  October 21, 2002              By:/s/  Anthony  C.  Dike
                                      -------------------------
                                          Anthony  C.  Dike
                                 (Chairman, Chief Executive Officer)



















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EXHIBIT 99.1


                            Notice of Settlement

BUCHALTER, NEMER, FIELDS & YOUNGER
A  Professional Corporation
Jeffrey S. Wruble (#094734)
Marlene Camacho Nowlin (#156457)
Kirsten A. Ehrig (#203007)
601 South Figueroa Street, Suite 2400
Los Angeles, California 90017
Telephone: (213) 891-0700 Facsimile: (213) 896-0400

Attorneys for Plaintiff
SILICON VALLEY BANK



          SUPERIOR COURT OF THE STATE OF CALIFORNIA
           COUNTY OF LOS ANGELES, CENTRAL DISTRICT


SILICON VALLEY BANK,  a California  )  CASE NO BC 259513
Corporation                         )
            Plaintiff               )
                                    )  NOTICE OF SETTLEMENT
v                                   )
                                    )
MERIDIAN HOLDINGS, INC, a Colorado  )  Trial Date: October 21, 2002
Corporation, INTERCARE.COM, INC., a )  Time:       9:30 a.m.
California corporation, and DOES 1  )  Place:      Dept. 38
Through 80, inclusive,              )
                                    )
            Defendants              )
                                    ) [Assigned for all purposes to  the
                                    )  Honorable Marvin Lager]
____________________________________)

TO THE HONORABLE JUDGE OF THE ABOVE ENTITLED COURT:

        PLEASE TAKE NOTICE that  the  parties  to this  action,  plaintiffs

Silicon Valley Bank ("Plaintiffs"), and  Defendants  Meridian Holdings, Inc.

and Defendant Intercare.com, Inc., ("Defendants"), have reached a settlement agreement, which will dispose of this case in its entirety.

The salient  terms  of  the  agreement include  mutual general releases with prejudice  by both parties of  each other.  Settlement  documents  have been prepared  and  are  currently being reviewed by counsel.  As  a result, the parties  herein  respectfully request that this  case be  taken off-calendar pending execution of the settlement and dismissal of this case.

DATED: October 17 2002         BUCHALTER, NEMER, FIELDS & YOUNGER
                                    A Professional Corporation


                                    By: /s/ Kirsten A. Ehrig
                                   ------------------------
                               Attorneys for Plaintiff SILICON VALLEY
                               BANK.





















EXHIBIT 99.2

Form of Press Release

FOR IMMEDIATE RELEASE October 21, 2002 6am EST

"Meridian Holdings And Silicon Valley Bank Agree to Settle Their Lawsuits"

Los Angeles, Oct 21 /PRNewswire-Firstcall/-- Dr. Anthony C. Dike, Chairman and Chief Executive officer of Meridian Holdings, Inc. (OTC BB: MEHO), today announced that effective October 17 2002, Meridian Holdings, Inc., InterCare.com, Inc., and Silicon Valley Bank reached a settlement agreement of the entire action, including the registrant's cross complaint, entitled Silicon Valley Bank Corporation .v. Meridian Holdings, Inc., a Colorado Corporation, InterCare.com, Inc., a Nevada Corporation, Los Angeles California, Superior Court Case number BC 259513.

The salient terms of the settlement include mutual general releases with prejudice by all parties.

The lawsuit, as well as the cross-complaint, resulted from the earlier acquisition of the asset of Sirius Computerized Technology of Israel, for which Silicon Valley Bank claimed that said asset was pledged as collateral by Sirius et al for a loan in the amount of $450,000. The company had earlier abandoned the proposed asset purchase, and filed a lawsuit against Sirius et al as described in the company's Quarterly report on form 10-QSB for the quarter ended June 30, 2002, filed with the SEC and accessible at www.sec.gov

"The company is pleased to announce today the complete settlement of the litigation with Silicon Valley Bank and the pending dismissal of the lawsuit. The settlement confirms our long-held belief that the company had no obligation to the bank resulting from Sirius transaction", said Dike.

About Meridian Holdings, Inc.

Meridian Holdings, Inc., is a Healthcare Services and Technology Company. Meridian's network of affiliated companies is designed to encourage maximum leverage of information technology, operational excellence, industry expertise, and synergistic business opportunities. Meridian is committed to build shareholder value by positioning affiliated companies as independent business entities in which Meridian shareholders enjoy equity participation. For more information please visit our website at at www.meho.com

NOTE: Statements in this news release that  are not  purely historical are
forward-looking  statements  within  the   meaning  of Section 27A of the
Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and any amendments thereto Material that is forward-looking may contain statements about expected future events and/or financial results that are forward-looking in nature. Editors and investors are cautioned that such forward-looking statements invoke risk and uncertainties that may cause the company's results to differ from such forward-looking statements. These include, but are not limited to, economic, competitive, governmental, technological and other factors discussed in the statements and/or in the company's filings with the Securities and Exchange Commission.

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